FQF TRUST

QuantShares U.S. Market Neutral Size Fund (SIZ)

SUPPLEMENT DATED AUGUST 8, 2016
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 28, 2015

The following updates the prospectus and statement of additional information of the QuantShares U.S. Market Neutral Size Fund (the “Fund”), as follows:

The staff of NYSE Regulation, Inc. (“Staff”) recently advised the Trust that the shares of the Fund currently are not in compliance with NYSE Arca Inc.’s (“NYSE Arca”) continued listing standards with respect to the number of record or beneficial holders. The Trust intends to maintain the listing of the Fund’s shares on the NYSE Arca and submitted a plan on August 5, 2016 to bring the Fund into compliance with NYSE Arca’s continued listing standards.

Should the Staff determine to delist the Fund, or should the Adviser conclude that the Fund cannot be brought into compliance with NYSE Arca’s continued listing standards, the Adviser will recommend the Fund’s liquidation to the Fund’s Board of Trustees and attempt to provide shareholders with advance notice of the liquidation. During such a notice period, shareholders may sell their holdings on the secondary market and may incur typical transaction fees from their broker-dealer. Shareholders who do not sell their shares during the notice period would receive in the Fund’s liquidation cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.